Goodwill	12 Months Ended
Jun. 30, 2013
Goodwill

NOTE 10 — GOODWILL

Changes in the carrying amount of goodwill were as follows:

(In millions)		June 30, 2011	Acquisitions	Other	June 30, 2012	Acquisitions	Other	June 30, 2013

Devices and Consumer	Licensing	$868	$0	$(2)	$866	$0	$0	$866
	Hardware	181	1,460	0	1,641	75	(27)	1,689
	Other	6,888	58	(6,204)	742	0	(4)	738

	Total Devices and Consumer	$7,937	$1,518	$(6,206)	$3,249	$75	$(31)	$3,293
Commercial	Licensing	4,494	5,680	(120)	10,054	4	(7)	10,051
	Other	150	0	(1)	149	1,164	(2)	1,311

	Total Commercial	$4,644	$5,680	$(121)	$10,203	$1,168	$(9)	$11,362

Total goodwill		$12,581	$7,198	$(6,327)	$13,452	$1,243	$(40)	$14,655

The measurement periods for the valuation of assets acquired and liabilities assumed end as soon as information on the facts and circumstances that existed as of the acquisition dates becomes available, but do not exceed 12 months. Adjustments in purchase price allocations may require a recasting of the amounts allocated to goodwill retroactive to the periods in which the acquisitions occurred.

Any change in the goodwill amounts resulting from foreign currency translations are presented as “Other” in the above table. Also included within “Other” are business dispositions and transfers between business segments due to reorganizations, as applicable. For fiscal year 2012, a $6.2 billion goodwill impairment charge was included in “Other,” as discussed further below. This goodwill impairment charge also represented our accumulated goodwill impairment as of June 30, 2013 and 2012.

As discussed in Note 21 — Segment Information and Geographic Data, during the first quarter of fiscal year 2014, we changed our organizational structure as part of our transformation to a devices and services company. This resulted in a change in our operating segments and reporting units. We allocated goodwill to our new reporting units using a relative fair value approach. In addition, we completed an assessment of any potential goodwill impairment for all reporting units immediately prior to the reallocation and determined that no impairment existed.

Goodwill Impairment

We test goodwill for impairment annually on May 1 at the reporting unit level using a discounted cash flow methodology with a peer-based, risk-adjusted weighted average cost of capital. We believe use of a discounted cash flow approach is the most reliable indicator of the fair values of the businesses.

No impairment of goodwill was identified as of May 1, 2013. Upon completion of the fiscal year 2012 test, the goodwill of our OSD unit (within Devices and Consumer Other under our current segment structure) was determined to be impaired. The impairment was the result of the OSD unit experiencing slower than projected growth in search queries and search advertising revenue per query, slower growth in display revenue, and changes in the timing and implementation of certain initiatives designed to drive search and display revenue growth in the future.

Because our fiscal year 2012 annual test indicated that OSD’s carrying value exceeded its estimated fair value, a second phase of the goodwill impairment test (“Step 2”) was performed specific to OSD. Under Step 2, the fair value of all OSD assets and liabilities were estimated, including tangible assets, existing technology, trade names, and partner relationships for the purpose of deriving an estimate of the implied fair value of goodwill. The implied fair value of the goodwill was then compared to the recorded goodwill to determine the amount of the impairment. Assumptions used in measuring the value of these assets and liabilities included the discount rates, royalty rates, and obsolescence rates used in valuing the intangible assets, and pricing of comparable transactions in the market in valuing the tangible assets.

No other instances of impairment were identified in our May 1, 2012 test.